UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIESPURSUANT TO SECTION 12(b) or (g) OF THESECURITIES EXCHANGE ACT OF 1934

FII INTERNATIONAL INC.

(Name of Small Business Issuer in its charter)

Incorporated in the State of Nevada (State or other jurisdiction of incorporation or organization)	98-0377768 (I.R.S. Employer Identification No.)

1901 – 1128, Vancouver, British Columbia, Canada (Address of principal executive offices)	V6A 4E1 (Zip Code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class To be so registered	Name of each exchange on which each class is to be registered

Not applicable	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box.[ x ]

Securities Act registration statement file number to which this form relates: Form SB-2; File No. 333-98175.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Capital Shares - $0.001 par value
(Title of Class)

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Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in FII’s Registration Statement on Form SB-2, as amended, filed with the Securities and Exchange Commission (File No. 333-98175) is incorporated by reference into this registration statement.

Item 2. Exhibits

The following Exhibits are incorporated herein by reference from FII’s Form SB-2 Registration Statement filed with the Securities and Exchange Commission (SEC file #333-98175) on August 15, 2002. Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

(a)   Index to and Description of Exhibits.

Exhibit	Description

3.1	Corporate Charter
3.2	Articles of Incorporation
3.3	Bylaws
10.1	Option Agreement dated June 10, 2002, between FII International Inc. and Patrizia Leone- Mitchell (amended).

SIGNATURE

In accordance with Section 12 of the Securities and Exchange Act of 1934, FII International Inc. duly caused this report to be signed on its behalf by the undersigned duly authorized person.

FII INTERNATIONAL INC.

                       By:      /s/ Patrizia Leone-Mitchell
       Name:    Patrizia Leone-Mitchell
       Title:   Director and CEO
       Dated:   March 30, 2004

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